UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2021

WATERMARK LODGING TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

000-55461		46-5765413
(Commission File Number)		(IRS Employer Identification No.)

150 N. Riverside Plaza,		60606
Chicago,	Illinois
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 482-8600
(Former Name or Former Address, if Changed Since Last Report)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders.

On June 16, 2021, Watermark Lodging Trust, Inc. (the "Company") held its annual meeting of stockholders (the “Annual Meeting”). Set forth below are the final voting results from the Annual Meeting.

Proposal One

To elect seven Directors to serve until the 2022 annual meeting and until their respective successors are duly elected and qualify:

Name of Director	For	Withheld	Abstain	Broker Non-Votes
Charles S. Henry	89,489,198	3,624,426	-	65,540,519
Michael D. Johnson	89,366,688	3,746,936	-	65,540,519
Katherine G. Lugar	89,454,708	3,658,916	-	65,540,519
Michael G. Medzigian	89,167,265	3,946,359	-	65,540,519
Robert E. Parsons, Jr.	89,411,903	3,701,721	-	65,540,519
William H. Reynolds, Jr.	89,373,656	3,739,968	-	65,540,519
Simon M. Turner	89,499,958	3,613,666	-	65,540,519

For Proposal One, each of the directors received the affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and, as a result, each was elected to serve until the next annual meeting of stockholders.

Proposal Two

	For	Against	Abstain	Broker Non-Votes
To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers.	79,387,639	8,351,412	5,374,573	65,540,519

Proposal Two was approved, on a non-binding, advisory basis, after receiving more than a majority of the votes cast, in person or by proxy, at the Annual Meeting.

Proposal Three

	One-Year	Two-Year	Three-Year	Abstain	Broker Non-Votes
To approve, on a non-binding, advisory basis, the frequency of future non-binding advisory votes on the compensation of the Company's named executive officers.	83,158,097	2,149,698	2,586,186	5,219,643	65,540,519

A frequency vote of one-year under Proposal Three was approved, on a non-binding, advisory basis, after receiving more than a majority of the votes cast, in person or by proxy, at the Annual Meeting.

Proposal Four

	For	Against	Abstain	Broker Non-Votes
To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2021	156,376,657	901,577	1,375,909	-

Proposal Four was approved after receiving more than a majority of the votes cast, in person or by proxy, at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Watermark Lodging Trust, Inc.

Date:	June 17, 2021	By:	/s/ Mallika Sinha
Mallika Sinha
Chief Financial Officer

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